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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ____________________

                                    FORM 8-K
                              ____________________


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) August 3, 2004

                             PYRAMID BREWERIES, INC.
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             (Exact name of registrant as specified in its charter)

         Washington                   0-27116                    91-1258355
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 (State or other jurisdiction    (Commission File No.)        (I.R.S. Employer
       of incorporation)                                     Identification No.)

                           91 SOUTH ROYAL BROUGHAM WAY
                                SEATTLE, WA 98134
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              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code:  206-682-8322


Item 12. Results of Operations and Financial Condition

On August 3rd, 2004, Pyramid Breweries Inc. issued a press release relating to its financial results for the three and six month periods ended June 30, 2004. A copy of such release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

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                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on August 3, 2004.


                                         PYRAMID BREWERIES INC.


                                         By: /s/ James K. Hilger
                                             -----------------------------------

                                             James K. Hilger, Vice President and
                                             Chief Financial Officer

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                             PYRAMID BREWERIES INC.

                                    FORM 8-K

                                INDEX TO EXHIBITS

   Exhibit       Description

    99.1         Press Release dated August 3, 2004 of Pyramid Breweries Inc.

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